Prospectus Supplement — November 14, 2011
to the Prospectus listed below, as supplemented
Fund	Prospectus Dated

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund	04/29/2011

The information under the caption “Principal Investment Strategies of the Fund” in the Summary of Columbia VP – Mid Cap Growth Opportunity Fund section is hereby superseded and replaced with the following information:

Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) at the time of purchase in the common stocks of mid-capitalization companies. Columbia Management Investment Advisers, LLC (the investment manager) defines mid-cap companies as those whose market capitalization (number of shares outstanding multiplied by the share price) falls within the market capitalization range of the companies that comprise the Russell Midcap Index (the Index). The market capitalization range of the companies included within the Index was $169 million to $16.7 billion as of September 30, 2011. Over time, the market capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to continue to hold a stock even if the company’s market capitalization grows beyond the largest market capitalization of a company within the Index or falls below the market capitalization of the smallest company within the Index. The Fund may also invest up to 20% of its total assets in foreign securities.

The information under the caption “Principal Investment Strategies of the Fund” in the More Information about the Funds section for Columbia VP – Mid Cap Growth Opportunity Fund is hereby superseded and replaced with the following information:

Under normal market conditions, the Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) at the time of purchase in the common stocks of mid-capitalization companies. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy. Columbia Management Investment Advisers, LLC (the investment manager) defines mid-cap companies as those whose market capitalization (number of shares outstanding multiplied by the share price) falls within the market capitalization range of the companies that comprise the Russell Midcap Index (the Index). The market capitalization range of the companies included within the Index was $169 million to $16.7 billion as of September 30, 2011. Over time, the capitalizations of the companies in the Index will change. As they do, the size of the companies in which the Fund invests may change. As long as an investment continues to meet the Fund’s other investment criteria, the Fund may choose to continue to hold a stock even if the company’s market capitalization grows beyond the largest market capitalization of a company within the Index or falls below the market capitalization of the smallest company within the Index. The investment manager may select investments for either their short-, medium or long-term prospects.

The Fund may also invest up to 20% of its total assets in foreign securities. The Fund may invest directly in foreign securities or indirectly through depositary receipts. Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies.

The Fund may invest in special situations such as companies involved in initial public offerings, tender offers, mergers and other corporate restructurings, and in companies involved in management changes or companies developing new technologies.

The investment manager combines fundamental and quantitative analysis with risk management in identifying investment opportunities and constructing the Fund’s portfolio. The investment manager considers, among other factors:

•	overall economic and market conditions.

•	the financial condition and management of a company, including its competitive position, the quality of its balance sheet and earnings, its future prospects, and the potential for growth and stock price appreciation.

The investment manager may sell a security when the security’s price reaches a target set by the investment manager; if the investment manager believes that there is deterioration in the issuer’s financial circumstances or fundamental prospects, or that other investments are more attractive; or for other reasons.

The information under the caption “Principal Risks of Investing in the Fund” in the Summary of Columbia VP – Mid Cap Growth Opportunity Fund section is hereby revised to include the following:

Risks of Foreign Investing. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Foreign securities in the Fund’s portfolio subject the Fund to the risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency and the risks associated with less developed custody and settlement practices.

Special Situations Risk. Securities of companies that are involved in an initial public offering or a major corporate event, such as a business consolidation or restructuring, may present special risk because of the high degree of uncertainty that can be associated with such events. Securities issued in initial public offerings often are issued by companies that are in the early stages of development, have a history of little or no revenues and may operate at a loss following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Investing in special situations may have a magnified effect on the performance of funds with small amounts of assets.

The information under the caption “Principal Risks of Investing in the Fund” in the More Information about the Funds section for Columbia VP – Mid Cap Growth Opportunity Fund is hereby revised to include the following:

•	Risks of Foreign Investing

•	Special Situations Risk

The information under the caption “Descriptions of the Principal Risks of Investing in the Funds” is hereby revised to add Columbia VP – Mid Cap Growth Opportunity Fund to the list of Funds that are subject to Risks of Foreign Investing and to include the following to reflect the new risk for Columbia VP – Mid Cap Growth Opportunity Fund:

Risk Type / Fund(s)	Description

Special Situations Risk Columbia VP – Mid Cap Growth Opportunity Fund	Securities of companies that are involved in an initial public offering or a major corporate event, such as a business consolidation or restructuring, may present special risk because of the high degree of uncertainty that can be associated with such events. Securities issued in initial public offerings often are issued by companies that are in the early stages of development, have a history of little or no revenues and may operate at a loss following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Investing in special situations may have a magnified effect on the performance of funds with small amounts of assets.